UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8-K/A
                         Amendment No. 1

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         October 3, 2003
         Date of Report (Date of earliest event reported)



                         IDI Global, Inc.
(Exact name of small business issuer as specified in its charter)

  Nevada                   000-30245                  87-0617040
(State of incorporation)    (Commission File Number)    (I.R.S. Employer
                                                         Identification No.)

                        462 East 800 North
                         Orem, Utah 84097
             (Address of principal executive offices)

                         (801) 224-4444
                    Issuer's telephone number

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ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     Financial Statements.

        Upon completion of the audit of Integrated Communication Systems, Inc. ("Integrated Communication") for the year ended December 31, 2002, and after an evaluation of the conditions outlined in Item 310(c)(2) of Regulation S-B, we have determined that the financial position of Integrated Communication compared to IDI Global does not rise to a level to require a separate filing of audited financial statements for Integrated Communication. We intend to consolidate the Integrated Communication financial information with IDI Global's year end audit and avoid the expense of a separate filing of the audited financial statements.

(b)     Pro Forma Financial Information.

        None.

(c)     Exhibits.

2.1 Agreement and Plan of Merger between IDI Global and Sports Media International, Inc. and Integrated Communication Systems, Inc., dated October 3, 2003 (Filed October 15, 2003).

10.1 Employment Offer between IDI Global and Karl Akerman, dated October 3, 2003 (Filed October 15, 2003).

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IDI GLOBAL, INC.

                                        /s/ Kevin R. Griffith
Date:   December 17, 2003           By: _____________________________________
                                        Kevin R. Griffith
                                        CEO, Secretary/Treasurer, and Director